Exhibit 4.03

SPECIMEN NUMBER 1234567 SHARES ***99,999*** COMMON STOCK BIOPHARMX CORPORATION Par Value $.001 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK CUSIP 09072X101 SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT ***Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXEND*** ***Shareholder Name 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXEND*** ***Shareholder Name 3XXXXXXXXXXXXXXXXXXXXXXXXXXXXEND*** ***Shareholder Name 4XXXXXXXXXXXXXXXXXXXXXXXXXXXXEND*** Reg descript if applicable is the Owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine *** FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF BIOPHARMX CORPORATION transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers. Dated: November 25, 2014 COUNTERSIGNED AND REGISTERED: By EMPIRE STOCK TRANSFER INC. Transfer Agent and Registrar AUTHORIZED SIGNATURE SPECIMEN SECRETARY SPECIMEN PRESIDENT CEO XXXXXXXXXX CORPORATE SEAL B 54386

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT — Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Shares of the Capital Stock represented by this Certificate and hereby irrevocably constitutes and appoints Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURE(S) GUARANTEED NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.